ING INVESTORS TRUST

ING Morgan Stanley Global Tactical Asset Allocation Portfolio

(“Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Service Class (“Class S”) Prospectus

and Class ADV and Class S Statement of Additional Information (“SAI”) each dated April 30, 2010

1.

On September 30, 2010, the Board of Trustees approved a proposal to reorganize ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING American Funds World Allocation Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about December 9, 2010, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about January 11, 2011. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about January 21, 2011. Following the Reorganization, you will hold shares of ING American Funds World Allocation Portfolio. For more information regarding ING American Funds World Allocation Portfolio, please contact a Shareholder Services representative or your financial professional.

2.

Effective September 15, 2010, Francine Bovich no longer serves as a portfolio manager to the Portfolio. All references to Francine Bovich in the Portfolio’s Prospectuses and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE